Exhibit 10

AMENDMENT NO. 1 TO AGREEMENT
This Amendment No. 1 (this “Amendment”) to the Agreement (the “Agreement”) dated February 26, 2016, by and among the persons and entities listed on Schedule A thereto (each, individually, an “MHR Entity” and, collectively, the “MHR Entities”) and Titan International, Inc. (the “Company”), is made on February 25, 2019 by and among the MHR Entities and the Company.
WHEREAS, the Company and the MHR Entities are parties to the Agreement.
WHEREAS, Section 5 of the Agreement provides, in relevant part, that no provision of the Agreement may be amended except by an instrument in writing executed by the parties thereto, provided that any such amendment has been approved by the Board of Directors of the Company (the “Board”), including, to the fullest extent permitted by law, by a majority of the members of the Board that are not affiliated or associated with, and were not nominated or proposed for election by, any MHR Entity or any affiliate or associate thereof (the “Non-MHR Directors”).
WHEREAS, the parties to the Agreement desire to amend the Agreement as provided in this Amendment and the Board, including a majority of the Non-MHR Directors, has approved the Amendment.
NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:
1.Amendment to Section 1.c. Section 1 of the Agreement is amended by adding a Section c. which reads as follows:

“c. For the avoidance of doubt, the Waiver shall apply to any affiliate or associate of a MHR Entity who acquires voting stock or other voting power of the Company during the Standstill Period.  If so requested by the Company, such affiliate or associate will, promptly following its acquisition of such voting stock or voting power, enter into a joinder to this Agreement so that it becomes bound by the terms of this Agreement as an MHR Entity.”

2.Amendment to Section 4.c. Section 4.c. of the Agreement is amended in its entirety to read as follows:

“c.    At all times for the past three years, the MHR Entities, together with their affiliates and associates in the aggregate, have not owned 20% or more of the Company’s Common Stock.”
3.Amendment to Section 10.e. (definition of “Standstill Period”). Section 10.e. of the Agreement is amended in its entirety to read as follows:
“e.    “Standstill Period” shall mean the period commencing on the date hereof and ending on February 26, 2022; and”
4.Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall be a single instrument. A facsimile or PDF copy of a signature shall be deemed an original.

5.Effect of this Amendment. It is the intent of the parties that this Amendment constitutes an amendment of the Agreement as contemplated by Section 5 thereof.  This Amendment shall be deemed effective as of the date hereof as if executed by both parties hereto on such date. Except as expressly provided in this Amendment, the terms of the Agreement remain in full force and effect.

6.Governing Law. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and all claims and causes of action arising hereunder shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

TITAN INTERNATIONAL, INC.

By:	/s/ MICHAEL G. TROYANOVICH
Name: Michael G. Troyanovich
Title: Corporate Secretary and General Counsel

MHR ENTITIES:
MHR INSTITUTIONAL PARTNERS III LP

By:	MHR Institutional Advisors III LLC,
its General Partner

By:	/s/ JANET YEUNG
Name: Janet Yeung
Authorized Signatory

MHR CAPITAL PARTNERS MASTER ACCOUNT LP

By:	MHR Advisors LLC,
its General Partner

By:	/s/ JANET YEUNG
Name: Janet Yeung
Authorized Signatory

MHR CAPITAL PARTNERS (100) LP

By:	MHR Advisors LLC,
its General Partner

By:	/s/ JANET YEUNG
Name: Janet Yeung
Authorized Signatory

MHR INSTITUTIONAL ADVISORS III LLC

By:	/s/ JANET YEUNG
Name: Janet Yeung
Authorized Signatory
MHR ADVISORS LLC

By:	/s/ JANET YEUNG
Name: Janet Yeung
Authorized Signatory

MHRC LLC

By:	/s/ JANET YEUNG
Name: Janet Yeung
Authorized Signatory

MHR FUND MANAGEMENT LLC

By:	/s/ JANET YEUNG
Name: Janet Yeung
Authorized Signatory

MHR HOLDINGS LLC

By:	/s/ JANET YEUNG
Name: Janet Yeung
Authorized Signatory

/s/ MARK H. RACHESKY
Mark H. Rachesky

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